                                 FIRST AMENDMENT
                                       TO
                             PARTICIPATION AGREEMENT
                                      AMONG
                           MET INVESTORS SERIES TRUST,
                          MET INVESTORS ADVISORY CORP.,
                     METLIFE INVESTORS DISTRIBUTION COMPANY
                                       AND
                     METLIFE INVESTORS USA INSURACNE COMPANY

     This AMENDMENT (this "Amendment") is made and entered into as of the 1st day of February, 2008 by and among MET INVESTORS SERIES TRUST, a business trust organized under the laws of the State of Delaware (the "Fund"), METLIFE INVESTORS USA INSURANCE COMPANY (the "Company") on its own behalf and on behalf of each of its separate accounts set forth on Schedule A hereto, as amended from time to time (each an "Account"), MET INVESTORS ADVISORY CORP. (the "Adviser") and METLIFE INVESTORS DISTRIBUTION COMPANY (the "Underwriter").

     WHEREAS, the Company, on its own behalf and on behalf of each Account, the Underwriter and the Fund are parties to a Participation Agreement dated as of February 12, 2001 (the "Agreement");

     WHEREAS, the parties wish to amend certain provisions of the Agreement as set forth herein; and

     WHEREAS, capitalized terms used, but not defined, in this Amendment have the meanings assigned to such terms in the Agreement.

     NOW THEREFORE, in consideration of the mutual promises, representations, and warranties made herein, covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

     1. Schedule A is hereby deleted in its entirety and replaced with the Schedule A attached.

     2. This Amendment may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

     3. If any provision of this Amendment shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Amendment shall not be affected thereby.

                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative.

METLIFE INVESTORS USA INSURANCE COMPANY


By: /s/ Richard C. Pearson
    ------------------------------------
Name: Richard C. Pearson
Its: Vice President and Associate
     General Counsel


MET INVESTORS SERIES TRUST


By: /s/ Elizabeth M. Forget
    ------------------------------------
Name: Elizabeth M. Forget
Their: President


MET INVESTORS ADVISORY CORP.


By: /s/ Elizabeth M. Forget
    ------------------------------------
Name: Elizabeth M. Forget
Their: President


MET INVESTORS DISTRIBUTORS COMPANY


By: /s/ Richard C. Pearson
    ------------------------------------
Name: Richard C. Pearson
Title: Executive Vice President and
       General Counsel

                             PARTICIPATION AGREEMENT
                                      Among
                           MET INVESTORS SERIES TRUST,
                          MET INVESTORS ADVISORY CORP.,
                     METLIFE INVESTORS DISTRIBUTION COMPANY
                                       And
                     METLIFE INVESTORS USA INSURANCE COMPANY

                                   SCHEDULE A
              ACCOUNTS AND ASSOCIATED VARIABLE INSURANCE CONTRACTS

Name of Account                            Variable Insurance Contracts Funded by Account
----------------------------------------   -----------------------------------------------------
MetLife Investors USA Separate Account A   SF-135 R2C (Investors Choice)
                                           SF-135-R2V [135PB2 (Capital Strategist) and 136
                                           are based on R2V]
                                           SF-266R1 (228)
                                           SF-234
                                           SF-236 (FLA SUNSHINE)
                                           SF-224
                                           Form 221R1
                                           Form 224
                                           Form 223 112000
                                           Form 203
                                           Form 233
                                           Form 245
                                           Form 224R1
                                           8010 (11/00) and 8011 (11/00)
                                           SF 230
                                           SF 101
                                           SF 137
                                           Series VA
                                           Series XC
                                           Series L and L-4 year
                                           Series C
                                           Vintage L and Vintage XC
                                           PrimElite III
                                           Marquis Portfolio
                                           Protected Equity Portfolio
                                           Series S & Series S- L share option
                                           PrimElite IV
                                           Plus any additional products that, in the future, are
                                           funded through Separate Account A

MetLife Investors USA Variable Life        Variable Life Insurance policies
Account A

                                SECOND AMENDMENT
                                     TO THE
                             PARTICIPATION AGREEMENT
                                      AMONG
                           MET INVESTORS SERIES TRUST,
                             METLIFE ADVISERS, LLC,
                     METLIFE INVESTORS DISTRIBUTION COMPANY,
                                       AND
                     METLIFE INVESTORS USA INSURANCE COMPANY

     AMENDMENT (this "Amendment") is made and entered into as of the 1st day of May, 2009 by and among MET INVESTORS SERIES TRUST, a business trust organized under the laws of the State of Delaware (the "Fund"), METLIFE INVESTORS USA INSURANCE COMPANY (the "Company") on its own behalf and on behalf of each of its separate accounts, METLIFE INVESTORS DISTRIBUTION COMPANY (the "Underwriter"), and METLIFE ADVISERS, LLC, a limited liability company organized under the laws of the State of Delaware (the "Adviser").

     WHEREAS, the Company, the Underwriter, and the Fund are parties to a Participation Agreement dated as of February 12, 2001 (the "Agreement");

     WHEREAS, the parties wish to amend certain provisions of the Agreement as set forth herein; and

     WHEREAS, capitalized terms used, but not defined, in this Amendment have the meanings assigned to such terms in the Agreement.

     NOW THEREFORE, in consideration of the mutual promises, representations, and warranties made herein, covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

     1. References in the Agreement to Met Investors Advisory Corp. are hereby replaced with MetLife Advisers, LLC.

     2. In all other respects, the Agreement is confirmed and remains in full force and effect.

     3. This Amendment shall become effective as of the date first set forth above.

     4. If any provision of this Amendment shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Amendment shall not be affected thereby.

     5. This Amendment may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instruments.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date first set forth above.

MET INVESTORS SERIES TRUST


By: /s/ Elizabeth M. Forget
    ------------------------------------
Name: Elizabeth M. Forget
Title: President


METLIFE ADVISERS, LLC


By: /s/ Elizabeth M. Forget
    ------------------------------------
Name: Elizabeth M. Forget
Title: President and Chief Executive
       Officer


METLIFE INVESTORS DISTRIBUTION COMPANY


By: /s/ Elizabeth M. Forget
    ------------------------------------
Name: Elizabeth M. Forget
Title: Executive Vice President and
       Chief Marketing Officer


METLIFE INVESTORS USA INSURANCE COMPANY


By: /s/ Elizabeth M. Forget
    ------------------------------------
Name: Elizabeth M. Forget
Title: Executive Vice President